UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 15, 2023
Date of Report (Date of earliest event reported)

Canadian Pacific Kansas City Limited
(Exact name of registrant as specified in its charter)

Canada	001-01342		98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta
	Canada	T2C 4X9
	(Address of principal executive offices)	(Zip Code)

(403) 319-7000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which Registered
Common Shares, without par value, of Canadian Pacific Kansas City Limited	CP	New York Stock Exchange

Common Shares, without par value, of Canadian Pacific Kansas City Limited	CP	Toronto Stock Exchange

Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	CP40	New York Stock Exchange

Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	BC87	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01    Regulation FD Disclosure.

Canadian Pacific Kansas City Limited (“CPKC”) is furnishing the selected unaudited combined summary of historical financial data of CPKC for the year ended December 31, 2022 and the first quarter ended March 31, 2023 (the “Selected Unaudited Combined Summary”). This Selected Unaudited Combined Summary and related press release are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing by CPKC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
Exhibit 99.1	Selected Unaudited Combined Summary of Historical Financial Data of Canadian Pacific Kansas City Limited
Exhibit 99.2	Press release issued May 15, 2023
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2023

CANADIAN PACIFIC KANSAS CITY LIMITED

	By:	/s/ Nizam Hasham
		Name:	Nizam Hasham
		Title:	Assistant Corporate Secretary